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THIS LEASE  made this           day of                  19    between
NADIA FARBER d/b/a SID FARBER ENTERPRISES
P.O. BOX 113, MEDFORD, N.Y. 11763
hereinafter referred to as LANDLORD and

UNIVERSAL CLAIM ADMININSTRATION, INC.

hereinafter jointly, severally and collectively referred to as TENANT.

     whitnesseth  that the Landlord  hereby  leases to the tenant and the Tenent
hires and takes from the Landlord   2,000 sq ft office
in the building known as            476 Express Drive South Medford, N.Y. 11763
to be used and occupied by tenant   Offices

and for no other purpose, for a term to commence on Jan 1 1998 and to end on December 31, 1996 ,unless sooner terminated as herein provided, at the ANNUAL RENT of
1/1/1998-12/31/1998  24,000.00/annum  $2,000.00/month
1/1/1999-12/31/1999  24,720.00/annum  $2,060.00/month

Tenant is hereby granted a 2 year option period beginning 1/1/2000 through 12/31/2001 at 3% increases per year all payable in equal monthly installments in advance on the first day of each and every calendar month during said term, except the first instalment, which shall be paid upon the execution hereof.

     THE TENANT JOINTLY AND SEVERALLY COVENANTS:

     FIRST.--That the Tenant will pay the rent as above provided.

REPAIRS

ORDINANCES AND VIOLATIONS

ENTRY

INDEMNIFY LANDLORD

     SECOND.--That, throughout said term the Tenant will take good care of the demised premises, fixtures and appurtenances, and all alterations, additions and improvements to either; make all repairs in and about the same necessary to preserve them in good order and condition, which repairs shall be, in quality and class, equal to the original work; promptly pay the expense of such repairs; suffer no waste or injury; give prompt notice to the Landlord of any fire that may occur; execute and comply with all laws, rules, orders, ordinances and regulations at any time issued or in force (except those requiring structural alterations), applicable to the demised premises or to the Tenant's occupation thereof, of the Federal, State and Local Governments, and of each and every department, bureau and official thereof, and of the New York Board of Fire Underwriters; permit at all times during usual business hours, the Landlord and representatives of the Landlord to enter the demised premises for the purpose of inspection, and to exhibit them for purposes of sale or rental; suffer the Landlord to make repairs and improvements to all parts of the building, and to comply with all orders and requirements of governmental authority applicable to said building or to any occupation thereof; suffer the Landlord to erect, use, maintain, repair and replace pipes and conduits In the demised premises and to the floors above and below; forever indemnify and save harmless the Landlord for and against any and all liability, penalties, damages, expenses and judgments arising from injury during said term to person or property of any nature, occasioned wholly or in part by any act or acts, omission or omissions of the Tenant, or of the employees, guests, agents, assigns or undertenants of the Tenant and also for any matter or thing growing out of the occupation of the demised premises or of the streets, sidewalks or vaults adjacent thereto; permit, during the six months next prior to the expiration of the term the usual notice "To Let" to be placed and to remain unmolested in a conspicuous place upon the exterior of the demised premises; repair, at or before the end of the term, all injury done by the installation or removal of furniture and property; and at the end of the term, to quit and surrender the demised premises with all alterations, additions and improvements in good order and condition.

MOVING INJURY SURRENDER

NEGATIVE COVENANTS

CONSTRUCTION SIGNS

AIR CONDITIONING

     THIRD.-- That the Tenant will not disfigure or deface any part of the building, or suffer the same to be done, except so far as may be necessary to affix such trade fixtures as are herein consented to by the Landlord; the Tenant will not obstruct, or permit the obstruction of the street or the sidewalk adjacent thereto; will not do anything, or suffer anything to be done upon the demised premises which will increase the rate of fire Insurance upon the building or any of its contents, or be liable to cause structural injury to said building; will not permit the accumulation of waste or refuse matter, and will not, without the written consent of the Landlord first obtained in each case, either sell, assign, mortgage or transfer this lease, underlet the demised premises or any part thereof, permit the same or any part thereof to be occupied by anybody other than the Tenant and the Tenant's employees, make any alterations in the demised premises, use the demised premises or any part thereof for any purpose other than the one first above stipulated, or for any purpose deemed extra hazardous on account of fire risk, nor in violation of any law or ordinance. That the Tenant will not obstruct or permit the obstruction of the light, halls, stairway or entrances to the building, and will not erect or inscribe any sign signals or advertisements unless and until the style and location thereof have been approved by the Landlord; and if any be erected or inscribed without such approval, the Landlord may remove the same. No water cooler, air conditioning unit or system or other apparatus shall be installed or used without the prior written consent of Landlord.

IT IS MUTUALLY COVENANTED AND AGREED,  THAT

FIRE CLAUSE

FOURTH. - If the demised premises shall be partially damaged by fire or other cause without the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, the damages shall be repaired by and at the expense of Landlord and the rent until such repairs shall be made shall be apportioned according to the part of the demised premises which is usable by Tenant. But if such partial damage is due to the fault or neglect of Tenant Tenant's servants, employees, agents, visitors or licensees, without prejudice to any other rights and remedies of Landlord and without prejudice to the rights of subrogation of Landlord's insurer, the damages shall be repaired by Landlord but there shall be no apportionment or abatement of rent. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of Landlord and/or Tenant, and for reasonable delay on account of "labor troubles", or any other cause beyond Landlord's control. If the demised premises are totally damaged or are rendered wholly untenantable by fire or other cause, and if Landlord shall decide not to restore or not to rebuild the same, or if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then or in any of such events Landlord may, within ninety (90) days after such fire or other cause, give Tenant a notice in writing of such decision, which notice shall be given as in Paragraph Twelve hereof provided, and thereupon the term of this lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the demised premises and surrender the same to Landlord. If Tenant shall not be in default under this Lease then, upon the termination of this Lease under the conditions provided for in the sentence immediately preceding, Tenant's liability for rent shall cease as of the day following the casuality, Tenant hereby expressly waives the provisions of Section 227 of the Real Property Law and agrees that the foregoing provisions of this Article shall govern and control in lieu thereof. If the damage or destruction be due to the fault or neglect of Tenant the debris shall be removed by, and at the expense of, Tenant.

EMINENT DOMAIN

FIFTH. - If the whole or any part of the premises hereby demised shall be taken or condemned by any competent authority for any public use or purpose then the term hereby granted shall cease from the time when possession of the part so taken shall be required for such public purpose and without apportionment of award, the Tenant hereby assigning to the Landlord all right and claim to any such award, the current rent, however, in such case to be apportioned.

LEASE IN EFFECT

DEFAULTS

TEN DAY NOTICE

SIXTH. - If, before the commencement of the term. The Tenant be adjudicated a bankrupt, or make a "general assignment," or take the benefit of any insolvent act, or if a Receiver or Trustee be appointed for the Tenant's property, or if this lease or the estate of the Tenant hereunder be transferred or pass to or devolve upon any other person or corporation, or if the Tenant shall default in the performance of any agreement by the Tenant contained in any other lease to the Tenant by the Landlord or by any corporation of which an officer of the Landlord is a Director, this lease shall thereby, at the option of the Landlord, be terminated and in that case, neither the Tenant nor anybody claiming under the Tenant shall be entitled to go into possession of the demised premises. If after the commencement of the term, any of the events mentioned above in this subdivision shall occur, or if Tenant shall make default in fulfilling any of the covenants of this lease, other that the covenants for the payment of rent or "additional rent" or if the demised premises become vacant or deserted, the Landlord may give to the Tenant ten days' notice of intention to end the term of this lease, and thereupon at the expiration of said ten days' (if said condition which was the basis of said notice shall continue to exist) the term under this lease shall expire as fully and completely as if that day were the date herein definitely fixed for the expiration of the term and the Tenant will then quit and surrender the demised premises to the Landlord but the

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RE-POSSESSION BY LANDLORD

RE-LETTING

WAIVER BY TENANT

     If the tenant shall make default in the payment of the rent reserved hereunder, or any item of "additional rent" her mentioned, or any part of a ___ or in making any other payment herein provided, or if the notice last above provided for shall have been given and if the ___ which was the basis of said notice shall exceed the expiration of said ten days' period, Landlord may immediately, or at any time thereafter, re-enter the demised premises and remove all persons and all or any property therefrom, either by summary dispossess proceedings, or by any suitable action or proceeding at law, or by force otherwise, without being liable to indictment, prosecution or damages therefor, and re-possess and enjoy said premises to get with all additions, alterations and improvements. In any such case or in the event that this lease be "terminated" before commencement of the term, as above provided, the Landlord may either re-let the demised premises or any part or parts thereof for the Landlord's own account, or may, at the Landlord's option, re-let the demised premises or any part or parts thereof as the agent of the Tenant, and receive the rents therefore, applying the same first to the payment of such expenses as the Landlord may have incurred, and then to the fulfillment of the covenants of the Tenant herein, and the balance, if any, at the expiration of term first above provided for, shall be paid to the Tenant. Landlord may rent the premises for a term extending beyond the term hereby granted without releasing Tenant from any liability. In the event that the term of this lease shall expire as above in this subdivision "Sixth" provided, or terminate by summary proceedings or otherwise, and if the Landlord shall not re-let the demised premises for the Landlord's own account, then, whether or not the premises be re-let, the Tenant shall remain liable for, and the Tenant hereby agrees to pay to the Landlord, until the time when this lease would have expired but for such termination or expiration, the equivalent of the amount of all of the rent and "additional rent" reserved herein, less the avails of reletting, if any, and the name shall be due and payable by the Tenant to the Landlord on the several rent days above specified, that is, upon each of such rent days the Tenant shall pay to the Landlord the amount of deficiency then existing. The Tenant hereby expressly waives any and all right of redemption in case the Tenant shall be dispossessed by judgment or warrant of any court or judge, and the Tenant waives and will waive all right to trial by jury in any summary proceedings hereafter instituted by the Landlord against the Tenant in respect to the demised premises. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning.

REMEDIES ARE CUMULATIVE

     In the event of a breach or threatened breach by the Tenant of any of the covenants or provisions hereof, the Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, as if re-entry, summary proceeding and other remedies were not herein provided for.

LANDLORD MAY PERFORM

ADDITIONAL RENT

     SEVENTH. - If the Tenant shall make default in the performance of any covenant herein contained, the Landlord may immediately, or at any time thereafter, without notice, perform the same for the account of the Tenant. If a notice of mechanic's lien be filed against the demised premises or against premises of which the demised premises are part, for, or purporting to be for labor or material alleged to have been furnished, or to be furnished to or for the Tenant at the demised premises, and if the Tenant shall fail to take such action as shall cause such lien to be discharged within fifteen days after the filing of such notice, the Landlord may pay the amount of such lien or discharge the same by deposit or by bonding proceedings, and in the event of such deposit or bonding proceedings, the Landlord may require the lienor to prosecute an appropriate action to enforce the lienor's claim. In such case, the Landlord may pay any judgment recovered on such claim. Any amount paid or expense incurred by the Landlord as in this subdivision of this lease provided, and any amount as to which the Tenant shall at any time be in default for or in respect to the use of water, electric current or sprinkler supervisory service, and any expense incurred or sum of money paid by the Landlord by reason of the failure of the Tenant to comply with any provision hereof, or in defending any such action shall be deemed to be "additional rent" for the demised premises, and shall be due and payable by the Tenant to the Landlord on the first day of the next following month, or, at the option of the Landlord, on the first day of any succeeding month. The receipt by the Landlord of any installment of the regular stipulated rent hereunder or any of said "additional rent" shall not be a waiver of any other "additional rent" then due.

AS TO WAIVERSS

     EIGHTH. - The failure of the Landlord to insist, in any one or more instances upon a strict performance of any of the covenants of this lease, or to exercise any option herein contained, shall not be construed as a waiver or a relinquishment for the future of such covenant or option, but the same shall continue and remain in full force and effect. The receipt by the Landlord of rent, with knowledge of the breach of any covenant hereof, shall not be deemed a waiver of each breach and no waiver by the Landlord of any provision hereof shall be deemed to have been made unless expressed writing and signed by the Landlord. Even though the Landlord shall consent to an assignment hereof no further assignment shall be made without express consent in writing by the Landlord.

COLLECTION OF RENT FROM OTHERS

     NINTH. - If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than the Tenant the Landlord may collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, and no such collection shall be deemed a waiver of the covenant herein against assignment and under letting, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of the Tenant from the further performance by the Tenant of the covenants herein contained on the part of the Tenant.

MORTGAGES

     TENTH. - This lease shall be subject and subordinate at all times, to the lien of the mortgages now on the demised premises and to all advances made or hereafter to be made upon the security thereof, and subject and subordinate to the lien of any mortgage or mortgages which at any time may be made a lien upon the premises. The tenant will execute and deliver such further instrument or instruments subordinating this lease to the lien of any such mortgage or mortgages as shall be desired by any mortgageee or proposed mortgagee. The Tenant hereby appoints the Landlord the attorney-in-fact of the Tenant. Irrevocable to execute and deliver any such instrument or instruments for the Tenant.

IMPROVEMENTS

     ELEVENTH. - All improvements made by the Tenant to or upon the demised premises, except said trade fixtures, shall when made, at once be deemed to be attached to the freehold, and become the property of the Landlord, and at the end or other expiration of the term, shall be surrendered to the Landlord in as good order and condition as they where when installed, reasonable wear and damages by the elements excepted.

NOTICES

     TWELFTH. - Any notice or demand which under the terms of this lease or under any statute must or may be given or made by the parties hereto shall be in writing and shall be given or made by mailing the same by certified or registered mail address to the respective parties at the addresses set forth in this lease.

NO LIABILITY

     THIRTEENTH. - The Landlord shall not be liable for any failure of water supply or electric current, sprinkler damage, or failure of sprinkler service, nor for injury or damage to person or property caused by the elements or by other tenants or persons in said building, or resulting from steam, gas, electricity, water, rain or snow, which may leak or flow from any part of said buildings, or from the pipes, appliances or plumbing works of the same, or from the street or sub-surface, or from any other place, nor for interference with light or other incporeal hereditaments by anybody other than the Landlord, or caused by operations by or for a governmental authority in construction of any public or quasi-public work, neither shall the Landlord be liable for any latent defect in the building.

NO ABATEMENT

     FOURTEENTH. - No diminution or abatement of rent, or other compensation shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a construction eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

RULES, ETC.

     FIFTEENTH. - The Landlord may prescribe and regulate the placing of safes, machinery, quantities of merchandise and other things. The Landlord may also prescribe and regulate which elevator and entrances shall be used by the Tenant's employees, and for the Tenant's shipping. The Landlord may make such other and further rules and regulations as, in the Landlord's judgment, may from time to time be needful for the safety, care or cleanliness of the building, and for the preservation of good order therein. The Tenant and the employees and agents of the Tenant will observe and conform to all such rules and regulations.

SHORING OF WALLS

     SIXTEENTH. - In the event that an excavation shall be made for building or other purposes upon land adjacent to the demised premises or shall be contemplated to be made, the Tenant shall afford to the person or persons causing or to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person or persons shall deem to be necessary to preserve the wall or walls, structure or structures upon the demised premises from injury and to support the shoring by proper foundations.

VAULT SPACE

     SEVENTEENTH.-- No vaults or space not within the property line of the building are leased hereunder. Landlord makes no representation as to the location of the property line of the building. Such vaults or space as Tenant may be permitted to use or occupy are to be used or occupied under a revocable license and if such license be revoked by the Landlord as to the use of part or all of the vaults or space Landlord shall not be subject to any liability; Tenant shall not be entitled to any compensation or reduction in rent nor shall this be deemed constructive or actual eviction. Any tax, fee or charge of municipal or other authorities for such vaults or space shall be paid by the Tenant for the period of the Tenant's use or occupancy thereof.

ENTRY

     EIGHTEENTH.-- That during seven months prior to the expiration of the term hereby granted, applicants shall be admitted at all reasonable hours of the day to view the premises until rented; and the Landlord and the Landlord's agents shall be permitted any time during the term to visit and examine them at any reasonable hour of the day, and workmen may enter at any time, when authorized by the Landlord or the Landlord's agents, to make or facilitate repairs in any part of the building and if the said Tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible hereunder, the Landlord or the Landlord's agents may forcibly enter the same without rendering the Landlord or such agents liable to any claim or cause of action for damages by reason thereof (if during such entry the Landlord shall accord reasonable care to the Tenant's property) and without in any manner affecting the obligations and covenants of this lease; it is, however, expressly understood that the right and authority hereby reserved, does not impose, nor does the Landlord assume, by reason thereof, any responsibility or liability whatsoever for the care or supervision of said premises, or any of the pipes, fixtures, appliances or appurtenances therein contained or therewith in any manner connected.

NO REPRESENTATIONS

     NINETEENTH. - The Landlord has made no representations or promises in respect to said building or to the demised premises except those contained herein, and those, if any contained in some written communication to the Tenant, signed by the Landlord. This instrument may not be changed, modified, discharged or terminated orally.

ATTORNEY'S FEES

     TWENTIETH. - If the Tenant shall at any time be in default hereunder, and if the Landlord shall institute an action or summary, proceeding against the Tenant based upon such default, the Tenant will reimburse the Landlord for the expense of attorneys' fees and disbursements thereby incurred by the Landlord, so far as the same are reasonable in amount. Also so long as the Tenant shall be a tenant hereunder the amount of such expenses shall be deemed "additional rent" hereunder and shall be due from the Tenant to the Landlord on the first day of the month following the incurring of such respective expenses.

POSSESSION

     TWENTY-FIRST - Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy, or due to a prior Tenant wrongfully holding over or any other person wrongfully in possession or for any other reason a: in such event the rent shall not commence until possession is given or is available, but the term herein shall not be extended.

THE TENANT FURTHER COVENANTS:


IF A FIRST FLOOR

     TWENTY-SECOND. - If The demised premises or any part thereof consist of a store, or of a first floor, or of any part thereof, the Tenant will keep the sidewalk and curb in front thereof clean at all times and free from snow and ice, and will keep insured in favor of the Landlord, all plate glass therein and furnish the Landlord with policies of insurance covering the same.

INCREASED FIRE INSURANCE RATE

     TWENTY-THIRD. - If by reason of the conduct upon the demised premises of a business not herein permitted, or it by reason of the improper or careless conduct of any business upon or use of the demised premises, the fire insurance rate shall at any time be higher that it otherwise would be, then the Tenant will reimburse the Landlord, as additional rent hereunder, for that part of all fire insurance premiums hereafter paid out by the Landlord which shall have been charged because of the conduct of such business not so permitted, or because of the improper or careless conduct of any business upon or use of the demised premises and will make such reimbursement upon the first day of the month following such outlay by the Landlord: but this covenant shall not apply to a premium for any period beyond the expiration date of this lease, first above specified. In any action or proceeding wherein the Landlord and Tenant are parties, a schedule or "make up" of rate for the building on the demised premises, purporting to have been issued by New York Fire Insurance Exchange, or other body making fire insurance rates for the demised premises, shall be prima facie evidence of the facts therein stated and of the several items and charges included in the fire insurance rate then applicable to the demised premises.

WATER RENT & SEWER

     TWENTY-FOURTH. - If a separate water meter were installed for the demised premises, or any part thereof, the Tenant will keep the same in repair and pay the charges made by the municipality or Water Supply Company for or in respect to the consumption of water, as and when bills therefore are rendered. If the demised premises, or any part thereof, be supplied with water through a meter which supplies other premises, the Tenant will pay to the Landlord, as and when bills are rendered therefore, the Tenant's proportionate part of all charges which the municipality or water supply company shall make for all water consumed through said meter, as indicated by said meter. Such proportionate part shall be fixed by apportioning the respective charges according to floor area against all of the rentable floor area in the building (exclusive of the basement), which shall have been occupied during the period of the respective charges, taking into account the period that each part of such area was occupied. Tenant agrees to pay as additional rent the Tenant's proportionate part, determined as aforesaid, of the sewer rent or charge imposed or assessed upon the building of which the premises are a part.

ELECTRIC CURRENT

     TWENTY-FIFTH. - That the Tenant will purchase from the Landlord. If the Landlord shall so desire, all electric current that the Tenant requires at the demised premises, and will pay the Landlord for the same, as the amount of consumption shall be indicated by the meter furnished therefore. The price for said current shall be the same as that charged for consumption similar to that of Tenant by the company supplying electric in the same community. Payments shall be due as and when bills shall rendered. The Tenant shall comply with like rules, regulations and contract provisions as those prescribed by said company for consumption similar to that of the Tenant.

SPRINKLER SYSTEM

     TWENTY-SIXTH. - If there now is or shall be installed in said building a "sprinkler system" the Tenant agrees to keep the appliances thereto in the demised premises in repair and good working condition, and if the New York Board of Fire Underwriters or the New York fire Insurance Exchange or any bureau, department or official of the State or local government requires or recommends that any changes, modifications, alternations or additional sprinklers heads or other equipment be made or supplied by reason of the Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or if such changes, modifications, alterations, additional sprinkler head or other equipment in the demised premises are necessary to prevent the imposition of a penalty or a charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange, or by any Fire Insurance company, the Tenant will at the Tenant's own expenses, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment. As additional rent hereunder the Tenant will pay to the Landlord, annually in advance, throughout the term $______________, toward the contract price for sprinkler supervisory service.

SECURITY

     TWENTY-SEVENTH. - The sum of $4,000 Dollars is deposited by the Tenant herein with the Landlord herein as security for the faithful performance of all the covenants and conditions of the lease by the said Tenant. If the Tenant faithfully performs all the covenants and conditions on his part to be performed, then the sum deposited shall be returned to said Tenant.

NUISANCE

     TWENTY-EIGHTH. - This lease is granted and accepted on the especially understood and agreed condition that the Tenant will conduct his business in such manner, both as regards noise and kindred nuisances, as will in no wise interfere with, annoy, or disturb any other tenants, in the conduct of their several businesses, or the landlord in the management of the building; under penalty of forfeiture of this lease and consequential damages.

BROKERS COMMISSIONS

     TWENTY-NINTH. - The Landlord hereby recognizes ____________________ as the broker who negotiated and consummated this lease with the Tenant herein, and agrees that if, as, and when the Tenant exercises the option, if any, contained herein to renew this lease, or fails to exercise the option, if any, contained therein to cancel this lease, the Landlord will pay to said broker a further commission in accordance with the rules and commission rates of the Real Estate Board in the community. A sale, transfer, or other disposition of the Landlord's interest in said lease shall not operate to defeat the Landlord's obligation to pay the said commission to the said broker. The Tenant herein hereby represents to the Landlord that the said broker is the sole and only broker who negotiated and consummated this lease with the Tenant.

WINDOW CLEANING

     THIRTIETH. - The Tenant agrees that it will not require, permit, suffer, nor allow the cleaning of any window, or windows, in the demised premises from the outside (within the meaning of Section 202 of the Labor Law) unless the equipment and safety devices required by law, ordinance, regulation or rule, including, without limitation, Section 202 of the New York Labor Law, are provided and used, and unless the rules or any supplemental rules of the Industrial Board of the State of New York are fully complied with; and the Tenant hereby agrees to indemnify the Landlord, Owner, Agent, Manager and/or Superintendent, as a result of the Tenant's requiring, permitting, suffering, or allowing any window, or windows in the demised premises to be cleaned from the outside in violation of the requirements of the aforesaid laws, ordinances, regulations and/or rules.

VALIDITY

     THIRTY-FIRST. - The invalidity or enforceability of any provision of this lease shall in no way affect the validity or enforceability of any other provision hereof.

EXECUTION & DELIVERY OF LEASE

     THIRTY-SECOND. - In order to avoid delay, this lease has been prepared and submitted to the Tenant for signature with the understanding that it shall bind the Landlord unless and until it is executed and delivered by the Landlord.

EXTERIOR OF THE PREMISES

     THIRTY-THIRD. - The Tenant will keep clean and polished all metal, trim, marble and stonework which are a part of the exterior of the premises, using such materials and methods as the Landlord may direct, and if the Tenant shall fail to comply with the provisions of this paragraph, the Landlord may cause such work to be done at the expense of the Tenant.

PLATE GLASS

     THIRTY-FOURTH. - The Landlord shall replace at the expense of the Tenant any and all broken glass in the skylights, doors and walls in and about the demised premises. The Landlord may insure and keep insured all plate glass in the skylights, doors and walls in the demised premises, for and in the name of the Landlord and bills for the premiums therefore shall be rendered by the Landlord to the Tenant at such times as the Landlord may elect, and shall be due from and payable by the Tenant when rendered, and the amount thereof shall be deemed to be, and shall be deemed to be, and shall be paid as, additional rent.

WAR EMERGENCY

     THIRTY-FIFTH. - This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of tenants to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

THE LANDLORD COVENANTS

QUIET POSSESSION

     FIRST. - That if and so long as the Tenant pays the rent and "additional rent" reserved hereby, and performs and observes the covenants and provisions hereof, the Tenant shall quietly enjoy the demised premises, subject, however, to the terms of this lease, and to the mortgages above mentioned, provided however, that this covenant shall be conditioned upon the retention of title to the premises by Landlord.

ELEVATOR HEAT

     SECOND. - Subject to the provisions of Paragraph `Fourteenth" above the Landlord will furnish the following respective services: (a) Elevator service, if the building shall contain an elevator or elevators, on all days except Sundays and holidays, from ______ A.M. to _____ P.M. and on Saturdays from _______ A.M. to ______ P.M.: (b) (Heat, during the same hours on the same days in the cold season in each year.

And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

IN WITTNESS WHEREOF, the Landlord and the Tenant have respectively signed and sealed these presents the day and year first above written.


IN PRESENCE OF :
                                    UNINTELLIGIBLE                     [ L.S.]
                                -------------------------------------  LANDLORD

                                    UNINTELLIGIBLE                     [ L.S.]
                                -------------------------------------  TENANT

State of New York, County of                                 88:
On the            day of                      19  , before  me  personally  came
                          , to me known, who, being by me duly sworn, did depose
and say that he resides at                                 ; that he is _____ of
_____________________ , the corporation described in and which executed the within Instrument; that he knows the seal of said corporation; that the seal affixed by to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


State of New York, County of                                 88:
On the            day of                      19  , before  me  personally  came
                          , to me known, who, being by me duly sworn, did depose
and say that he resides at                                ; that he is ______ of
________________________, the corporation described in and which executed the within Instrument; that he knows the seal of said corporation; that the seal affixed by to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


State of New York, County of                                 88:
On the            day of                      19  , before  me  personally  came
                              , to me known and known to me to be the individual
described in and who executed the foregoing instrument, anf duly acknowledged that he executed the same.


State of New York, County of                                 88:
On the            day of                      19  , before  me  personally  came
                              , subscribing witness to the foregoing instrument,
with whom I am personally acquainted, who being by me duly sworn, did depose and say, that he resided, at the time of the execution of said instrument, and still
resides, in                              that he is and then was acquainted with
                        , and knew                  to be                    the
individual described in  and who executed the foregoing instrument; and that he,
said subscribing witness, was present and saw              execute the same; and
that he, said witness, thereupon at the same time subscribed his name as witness thereto.

================================================================================

BUILDING ________________________________

Premises ________________________________

================================================================================



                                                Landlord



                                to



                                                Tenant



================================================================================

                                   L E A S E

================================================================================













================================================================================


                                    GUARANTY


     In consideration of the letting of the premises within mentioned to the Tenant within named, and of the sum of On Dollar, to the undersigned in hand paid by the Landlord within named, the undersigned hereby guarantees to the Landlord and to the heirs, successors and/or assigns of the Landlord the payment by the Tenant of the rent, within provided for, and the performance by the Tenant of all of the provisions of the within lease, Notice of all defaults is waived, and consent is hereby given to all extensions of time that any Landlord may grant.

  Dated: ____________________________   19 ________

                                  _______________________________________ [T.S.]


STATE OF _________________ COUNTY OF ______________________   SS:

On this ____ day of _______________ , 19 ______ , before me personally appeared


To me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledge to me that he executed the same.

                            Rider to a Lease between
                    Nadia Farber d/b/a SID FARBER ENTERPRISES
                                       and
                      Universal Claim Administration, Inc.


38. The Landlord agrees that it will not unreasonably withhold its consent to one or more assignments Of this lease and/or to a subletting of the entire leased premises, in connection with the sale of business conducted by Tenant, provided:

     a. Tenant shall give Landlord Thirty (30) days notice of his intention to assign this lease or sublet the premises, which notice shall contain the name, address, and business experience and financial statement of purchaser

     b. That ten (10) days prior to the assignee or sublessee taking possession, there shall be delivered to the Landlord, in form prepared by the attorney for the Landlord, at the expense of the tenant, of the following.

           i. The name and address of the proposed subtenant or assignee.

           ii. An executed assignment of lease containing an assumption by the tenant's successor of the performance of the terms and conditions of the lease.

     c. That the Tenant, or his successor, notwithstanding such permitted assignment and/or sub-lease, continue to remain primarily liable on this lease.

     d. If initial signatory of lease is an individual, landlord grants one time right of assignment to a corporation, which will operate business and of which Tenant shall be a majority shareholder, with copy of assignment forwarded to Landlord, whereupon individual tenant shall have no further liability hereunder.

     e. Landlord consents to assignment, reassignment and subletting, in connection with sale of business and securing of purchase price, which consent is conditioned upon fUll compliance with all terms and conditions of this lease.

     f. That in all other respects the prohibition against assignment and sub-letting as specified in this lease shall remain in full force and effect.

39. The Landlord grants to the Tenant:

     a. The non-exclusive right, together with other Tenants of the premises and invitee's of other Tenants to use the existing parking areas at the premises for parking.

     b. The non-exclusive right with other Tenants to use the service areas, if any, for the driveway and delivery purposes and for such loading purposes as will not interfere with said driveway, provided, however, that the driveway and loading spaces shall be kept clear, at all times, except for trucks loading and unloading which will be done as promptly as possible so as not to interfere with the use by other Tenants.

48. The Landlord Covenants and agrees that during the term of this lease, provided Tenant shall be current with all payments of rent and other payments required hereunder the terms and conditions of this lease, to supply the following services at no additional cost.

           a Heat in the normal winter months, Air conditioning in Normal Summer Months, electricity and hot and cold running water during regular business hours







     IN WITNESS WHEREOF, Landlord and Tenant have signed an sealed this lease as of the day of the year first above written.





                                By          UNINTELLIGBLE
                                   --------------------------------------
                                   For Sid Farber Enterprises

                                By          UNINTELLIGBLE
                                   --------------------------------------
                                   For Tenant

                               Extension of Lease

Agreement, made this 20th day of November 1999 By and Between:

               Nadia Farber d/b/a/ Sid Farber Enterprises
               PO Box 113
               Medford, N.Y. 11763

 Hereinafter referred to as Landlord,

                                       And

               Universal Recoveries Inc.
               476 Express Dr. So. Suite 2
               Medford, N.Y. 11763

 Hereinafter referred to as Tenant.

Whereas, Tenant occupies the premises known as suite #2&3 a total of 3,100 sq. ft. Located in the building known as 476 Express Dr. So. Medford Pursuant to a lease dated 12/01/98 due tc expire on 12/31/1999

NOW Therefore; The Parties do provide:

1 Tenant agrees to lease an additional 1195.90 SF. ft.

The term of the aforesaid Lease is hereby extended for a period of 2 (years) and I mont 12/01/1999-12/31/2001 with the following amendments.

2 The annual rental to be paid by the Tenant to the landlord is:

          12/01/1999-12/31/1999                    $4,132.88/month
          01/01/2000-12/31/2000  $54,690.35/aimum  $4,557.53/month
          01/01/2001=12/31/2001  $56,331.06/annum  $4,694.25/month

In all other respects the terms of the original lease shall remain in full force and effect.




                                By          UNINTELLIGBLE
                                   --------------------------------------
                                   For Sid Farber Enterprises

                                By          UNINTELLIGBLE
                                   --------------------------------------
                                   For Tenant